UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN THE PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.        )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12.

Cinemark Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CINEMARK HOLDINGS, INC.

3900 Dallas Parkway, Suite 500

Plano, Texas 75093

ADDITIONAL INFORMATION REGARDING THE

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 21, 2020

The following Notice is a supplement to the Notice of 2020 Annual Meeting of Stockholders and Proxy Statement (the “Proxy Statement”) of Cinemark Holdings, Inc. (“Cinemark”), dated April 10, 2020, provided to stockholders of Cinemark in connection with Cinemark’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 21, 2020. As described below, the Annual Meeting will now be held in a virtual-only meeting format. In addition, on May 7, 2020, Cinemark issued the attached press release related to the change to a virtual-only meeting format.

This supplement is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about May 7, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

CINEMARK HOLDINGS, INC.

3900 Dallas Parkway, Suite 500

Plano, Texas 75093

NOTICE OF CHANGE TO VIRTUAL-ONLY MEETING FORMAT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 21, 2020

May 7, 2020

Dear Stockholders:

Due to circumstances related to the COVID-19 pandemic and to prioritize the health and well-being of our stockholders, employees and their families, NOTICE IS HEREBY GIVEN that the location of the Annual Meeting of Cinemark has been changed. It will be held in a virtual-only meeting format, via live audio webcast. Stockholders will not be able to attend the Annual Meeting in person this year. As previously announced, the Annual Meeting will be held on Thursday, May 21, 2020 at 9:00 a.m. CDT.

The items of business are the same as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 10, 2020 previously made available to stockholders entitled to vote at the Annual Meeting, as follows:

1.	To elect four Class I directors to serve for three years on our Board;

2.	To ratify the appointment of Deloitte and Touche as our independent registered public accounting firm for 2020;

3.	To hold the annual, non-binding, advisory vote on our executive compensation program; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

As described in the proxy materials, only stockholders as of the close of business on March 26, 2020 (the “Record Date”), are entitled to notice of, and to vote at, the Annual Meeting. To be admitted to the virtual-only Annual Meeting, stockholders as of the Record Date must use the following link: www.virtualshareholdermeeting.com/CNK2020 and enter the 16-digit control number found on the proxy card or the voting instruction form. By logging into the webcast, stockholders as of the Record Date will be able to vote shares electronically on all proposals to be considered at the Annual Meeting. If a stockholder as of the Record Date has any question pertaining to the business of the Annual Meeting, it must be submitted in accordance with the procedures described below.

Those without a 16-digit control number will be admitted to the virtual-only Annual Meeting as guests, but guests will not have the ability to vote or otherwise participate.

All stockholders—whether attending the virtual-only Annual Meeting or not—are encouraged to vote and submit their proxies in advance of the Annual Meeting by one of the methods described in the proxy materials. Please note that the proxy card and the voting instruction form included with the proxy materials previously distributed, will not be updated to reflect the change in location of the Annual Meeting and may continue to be used to vote shares in connection with the Annual Meeting. Stockholders who have sent in proxies, or submitted their proxies via telephone or internet, do not need to take any further action.

Please refer to “Additional Information About Virtual Annual Meeting” section below for further information.

BY ORDER OF THE BOARD OF

DIRECTORS,

Michael Cavalier

Executive Vice President — General

Counsel and Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting.

The proxy statement and the 2019 Form 10-K are available at

http://materials.proxyvote.com/17243V

Additional Information About Virtual-Only Annual Meeting

Questions

Our virtual-only Annual Meeting will be conducted on the Internet via live audio webcast. If you have a question pertaining to the business of the Annual Meeting, you must submit it in advance of the Annual Meeting by visiting www.proxyvote.com. Questions may be submitted until 11:59 p.m., Eastern Time, on Monday, May 18, 2020. You should have your proxy card or voting instruction form in hand when you access the website and follow the instructions. Each stockholder will be limited to no more than one question.

Questions pertinent to the business of the Annual Meeting will be read aloud and answered, subject to time constraints, after the end of the business portion of the Annual Meeting. Appropriate questions received that are not addressed at the Annual Meeting due to time constraints will be posted, along with our responses, on https://ir.cinemark.com as soon as practical after the conclusion of the Annual Meeting.

Stockholder List

During the Annual Meeting, the list of our stockholders of record entitled to vote at the Annual Meeting will be available for viewing by stockholders as of the Record Date, for any purpose germane to the Annual Meeting, at www.virtualshareholdermeeting.com/CNK2020. Stockholders requesting access to the list will be asked to provide the 16-digit control number found on their proxy card or voting instruction form previously mailed or made available to stockholders entitled to vote at the Annual Meeting.

Technical Difficulties

Technical support will be available on the virtual meeting platform at www.virtualshareholdermeeting.com/CNK2020 beginning at 8:45 a.m. CDT, on May 21, 2020 through the conclusion of the Annual Meeting.

For Immediate Release                                                                                                                                             News Announcement

CINEMARK HOLDINGS, INC. ANNOUNCES CHANGE OF LOCATION OF

ANNUAL MEETING OF STOCKHOLDERS

PLANO, Texas – May 7, 2020— Cinemark Holdings, Inc. (NYSE:CNK) announced today that due to circumstances related to the COVID-19 pandemic and to prioritize the health and well-being of its stockholders, employees and their families, it has changed the location of its 2020 Annual Meeting of Stockholders (“Annual Meeting”) to a virtual-only meeting format. Stockholders will not be able to attend the Annual Meeting in person this year. The virtual-only Annual Meeting will be a live audio webcast and no presentations are planned. The items of business are the same as set forth and described in the notice and proxy materials previously distributed. As previously announced, the Annual Meeting will be held on Thursday, May 21, 2020 at 9:00 a.m. CDT.

To be admitted to the virtual-only Annual Meeting and be able to vote, stockholders as of the record date, March 26, 2020, must use the following link: www.virtualshareholdermeeting.com/CNK2020 and enter the 16-digit control number found on the proxy card or the voting instruction form. If a stockholder as of the record date has any question pertaining to the business of the Annual Meeting, it must be submitted in advance of the Annual Meeting by visiting www.proxyvote.com. Questions may be submitted until 11:59 p.m., Eastern Time, on Monday, May 18, 2020. For additional information regarding how stockholders as of the record date may access, vote and participate in the virtual-only Annual Meeting, please refer to the Company’s supplemental proxy materials filed today with the Securities and Exchange Commission.

Those without a 16-digit control number will be admitted to the virtual-only Annual Meeting as guests, but guests will not have the ability to vote or participate in the Annual Meeting.

All stockholders - whether attending the virtual-only Annual Meeting or not - are encouraged to vote and submit their proxies in advance of the Annual Meeting by one of the methods described in the proxy materials. Please note that the proxy card and the voting instruction form included with the proxy materials previously distributed, will not be updated to reflect the change in location of the Annual Meeting and may continue to be used to vote shares in connection with the Annual Meeting. Stockholders who have sent in proxies, or submitted their proxies via telephone or internet, do not need to take any further action.

About Cinemark Holdings:

Headquartered in Plano, TX, Cinemark (NYSE: CNK) is one of the largest and most influential movie theatre companies in the world. Cinemark’s circuit, comprised of various brands that also include Century, Tinseltown and Rave, operates 554 theatres with 6,132 screens in 42 states domestically and 15 countries throughout South and Central America. Cinemark consistently provides an extraordinary guest experience from the initial ticket purchase to the closing credits, including Movie Club, the first U.S. exhibitor-launched subscription program; the highest Luxury Lounger recliner seat penetration among the major players; XD - the No. 1 exhibitor-brand premium large format; and expansive food and beverage options to further enhance the movie-going experience.

Investor Contact:	Media Contact:

Chanda Brashears	Caitlin Piper
(972) 665-1671	972-665-1418
cbrashears@cinemark.com	pr@cinemark.com